United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: July 28, 2022
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 par value per share	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01        Other Events.
On July 28, 2022, Realty Income Corporation (the “Company”) entered into a European unsecured commercial paper program (the “Program”). Under the terms of the Program, the Company may issue, from time to time, unsecured commercial paper notes with varying maturities not in excess of 183 days from the date of issue (the “Notes”). Amounts available under the Program may be borrowed, repaid and re-borrowed from time to time, with the maximum aggregate face or principal amount of Notes outstanding at any one time not exceeding $1.5 billion (or the equivalent in foreign currency). Pursuant to the terms of the Program, the Notes may be issued in U.S. Dollars or various other foreign currencies, including but not limited to, Euros, Sterling, Swiss Francs, Yen, Canadian Dollars, and Australian Dollars, in each case, pursuant to customary terms in the European commercial paper note market. The Notes will rank pari passu with all of the Company’s other unsecured senior indebtedness, including borrowings under the Company’s revolving credit facility and the Company’s term loan, the Company’s outstanding senior unsecured notes, and any outstanding notes under the Company’s $1.5 billion U.S. Dollar-denominated commercial paper program (the “U.S. Program”). The Company intends to use proceeds from the Notes issued pursuant to the Program for general corporate purposes. The Company expects to use its $4.25 billion revolving credit facility as a liquidity backstop for the repayment of the notes issued under the Program and the U.S. Program.

The Notes to be offered under the Program have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes under the Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2022	REALTY INCOME CORPORATION

	By:	/s/ BIANCA A. MARTINEZ
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary